UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2012

ESSA Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 17, 2012, ESSA Bancorp, Inc. (“ESSA”), the holding company for ESSA Bank & Trust, announced that all regulatory and shareholder approvals have been obtained to complete its acquisition of First Star Bancorp, Inc. (“First Star”) and its wholly-owned subsidiary, First Star Bank. Election forms will be mailed soon to stockholders of First Star for their completion.

A copy of the press release announcing the receipt of required approvals to acquire First Star is being filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company on July 17, 2012 announcing the receipt of required approvals to acquire First Star Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.

DATE: July 18, 2012	By:	/s/ Gary S. Olson
Gary S. Olson, President and
Chief Executive Officer